                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 30, 2001



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

            (Exact name of registrant as specified in its charter)



        Washington                 0-26088                 91-1744587
     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)          Identification No.)
     incorporation or
       organization)


430 Olds Station Road, Third Floor, Wenatchee, WA                       98801
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number,
including area code:                                              (509) 667-9600

Item 5.   Other Events
----------------------

On March 30, 2001, the Company issued a press release, which is attached to this current report as Exhibit 99.1 and incorporated by reference in this current report.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a)  Financial Statements
     --------------------

None required.

(b)  Pro Forma Financial Information
     -------------------------------

Not applicable.

(c)  Exhibits
     --------

The following is filed as an exhibit to this current report:

99.1 Press release dated March 30, 2001.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PACIFIC AEROSPACE & ELECTRONICS, INC.


                                By: /s/ Sheryl A. Symonds
                                ------------------------------------------------
                                Sheryl A. Symonds
                                V.P. Administration & General Counsel, Secretary



Dated:  March 30, 2001

                                 EXHIBIT INDEX


Exhibit
Number       Description

99.1         Press release dated March 30, 2001.

                                       3